GENERAL AMERICAN INVESTORS Company, Inc.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


   FINANCIAL SUMMARY

                                                       2001                   2000
                                                     -------                 ------
   Net assets-December 31                       $1,247,529,720         $1,305,039,463
      Preferred Stock liquidation preference       150,000,000            150,000,000
      Common Stock                               1,097,529,720          1,155,039,463
   Net investment income                            12,512,405             13,805,530
   Net realized gain                                70,720,822            217,372,941
   Net decrease in unrealized appreciation        (87,697,439)           (45,048,910)

   Per Common Share-December 31
      Net asset value                                   $35.14                 $39.91
      Market price                                       33.47                 $36.00
   Discount from net asset value                         -4.8%                  -9.8%

   Common Shares outstanding-Dec. 31                31,231,563             28,940,544
   Common stockholders of record-Dec. 31                 4,900                  5,182
   Market price range* (high-low)                $39.70-$27.50          $44.00-$35.63
   Market volume-shares                              5,009,500              4,896,700

   *Unadjusted for dividend payments.

   DIVIDEND Summary (per share)

                                              Ordinary      Long-Term
   Record Date             Payment Date        Income      Capital Gain         Total
   -----------             ------------       --------     ------------         -----
   Common Stock
   Nov. 15, 2001           Dec. 20, 2001        $0.82(a)       $1.26           $2.08
   Jan. 28, 2002           Feb. 11, 2002          .19(b)         .11             .30
                                                -----          -----           -----
      Total from 2001 earnings                  $1.01          $1.37           $2.38
                                                =====          =====           =====
         (a) Includes short-term gain in the amount of $.45 per share.
         (b) Represents short-term gain.

   Nov. 13, 2000           Dec. 21, 2000        $1.97(c)       $4.14           $6.11
   Jan. 29, 2001           Mar. 14, 2001          .06(d)        2.02            2.08
                                                -----          -----           -----
      Total from 2000 earnings                  $2.03          $6.16           $8.19
                                                =====          =====           =====
         (c) Includes short-term gain in the amount of $1.49 per share.
         (d) Represents short-term gain.

   Preferred Stock
   Mar. 6, 2001            Mar. 23, 2001        $.0963   $  .3537          $  .45
   Jun. 6, 2001            Jun. 25, 2001         .0963      .3537             .45
   Sep. 6, 2001            Sep. 24, 2001         .0963      .3537             .45
   Dec. 6, 2001            Dec. 24, 2001         .0963      .3537             .45
                                                ------    -------           -----
      Total for 2001                            $.3852(e) $1.4148           $1.80
                                                ======    =======           =====
         (e) Includes short-term gain in the amount of $.2224 per share ($.0556 per quarter).

   Mar. 6, 2000            Mar. 23, 2000        $.1281   $  .3219          $  .45
   Jun. 6, 2000            Jun. 23, 2000         .1281      .3219             .45
   Sep. 6, 2000            Sep. 25, 2000         .1281      .3219             .45
   Dec. 6, 2000            Dec. 26, 2000         .1281      .3219             .45
                                                ------     ------           -----
      Total for 2000                            $.5124(f)  1.2876           $1.80
                                                ======     ======           =====

         (f) Includes short-term gain in the amount of $.4056 per share ($.1014 per quarter).


                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                       E-mail: InvestorRelations@gainv.com

1 TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
  General American Investors

The year just ended marked General American Investors' 75th Anniversary as a closed-end investment company. It will be remembered most for the tragic events of September 11th. It was also the first time since 1973-74 that our benchmark, the Standard & Poor's 500 Stock Index (including income), posted back-to-back negative returns, losing 11.9%. By contrast, the return to our common stockholders (assuming reinvestment of all dividends) was 4.3%, resulting from a decline in net asset value per share of 1.20% together with significant shrinkage in the discount at which our shares trade. We are encouraged by our performance, especially when viewed in the context of the extraordinary results of recent years.

The table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.

Years        Stockholder Return    S&P 500

  3                20.0%            -1.0%
  5                26.5             10.7
 10                15.4             12.9
 20                16.6             15.2
 30                15.9             12.3
 40                13.7             10.9

Long-term capital gain distributions for 2001 will total $1.37 per share, including $.11 per share that will be distributed in February 2002. Because of tax requirements unique to our industry, gains realized in November and December are paid in the following calendar year. Total dividends attributable to 2001, including net income and short-term capital gains, amounted to $2.38 per share, or 6.8% of ending net asset value ("NAV"). This percentage has averaged 10.9% over the past 20 years.

During 2001, 19,000 common shares of General American were purchased in the open market at an average discount to NAV of 9%. The Board of Directors has authorized repurchases of common shares when they are trading at a discount in excess of 8% of NAV.

The economy appears to be stabilizing amid nascent signs of recovery. In the past, aggressive Federal Reserve Board action has succeeded in ending recessions. In 2001, the Fed reduced interest rates eleven times, to 1.75%, the lowest level in forty years. As a result, the real rate (the nominal rate less inflation) is presently below zero. Together with current deficit spending, these actions should ensure future economic growth. The recovery is likely to be sluggish, however, and gains in corporate profits may well be modest. Importantly, there would seem to be little pent-up demand for consumer durables like cars and houses, two traditional well-springs of a cyclical rebound. It may take some time, furthermore, to purge the structural excesses of the last boom when both business and consumer spending rose to levels well above their respective rates of savings. While the number of newly unemployed workers may be receding, the unemployment rate could rise for some time. This would weigh on consumer confidence and spending.

In consequence, corporate profits face a number of headwinds and a return to vigorous growth may prove challenging. The relative strength of the dollar continues to impact export demand while adversely affecting the competitive position of U. S. manufacturers at home. With little inflation, more than adequate capacity and balance sheets already stretched, improving profit margins will not be accomplished easily. Markets, however, now reflect more fully subdued expectations for growth and profits. While a return to the environment that produced the out-sized gains of the five years ended in 1999 seems improbable, we are less guarded with respect to the market outlook than we have been in recent reports.

We have commenced work on the development of a website for General American. It will include corporate information, current NAV and market price data, historical reports, dividend payments, press releases and a means by which you can contact us and our transfer agent. Look for us on "the Web" at www.generalamericaninvestors.com toward the end of the first quarter.



By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 16, 2002

2 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

                             Corporate Overview and
                                    75th Year

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

As we celebrate our 75th year, we look back with pride on a record characterized by continuity of management and consistency of purpose with attendant superior returns. Over the last 75 years, the total return (exclusive of operating expenses) indicated for the Company is 13.1% compounded annually. In comparison, the total return for the Standard & Poor's 500 Stock Index (including income) is 10.6% per year.

During our first 21 years, Frank Altschul served as President and portfolio manager. He then served as Chairman followed by his son, Arthur G. Altschul (1961-1995), and by our current Chairman, Lawrence B. Buttenwieser. During this 75-year period, only 6 individuals served as President and portfolio manager; these titles are currently held by Spencer Davidson (since 1995).


                                   Investment
                                     Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 16 of this report.

                               Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

                               "GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

3 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, sell at a premium over net asset value. The last time the Company's shares sold at a premium for a prolonged period was the year-long period from March 1992 through April 1993. During 2001, the stock sold at premiums over and discounts from net asset value which ranged from a premium of 1.8% (July 6) to a discount of 8.5% (September
21). At December 31, the price of the stock was at a discount of 4.8% as compared with a discount of 9.8% a year earlier.

                            "GAM Pr" Preferred Stock

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share ($150,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on the New York Stock Exchange (symbol, GAM Pr).

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

                                Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-2001 (except for the year 1974). (A table listing dividends paid during the 20-year period 1982-2001 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

                          Privacy Policy and Practices

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4 INVESTMENT RESULTS
--------------------------------------------------------------------------------
  General American Investors

       Total return on $10,000 investment 20 years ended December 31, 2001


The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2001 is shown in the table below and in the accompa ny ing chart. The return based on GAM's net asset value (NAV) per common share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1982.

The Stockholder Return is the return a common stock holder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's common stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.


                              GENERAL AMERICAN INVESTORS
             -----------------------------------------------------       STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
             -----------------------------------------------------       ----------------------
              CUMULATIVE       ANNUAL       CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT      RETURN
             -----------------------------------------------------      -----------------------
     1982      $ 11,929          19.29 %    $ 11,842          18.42 %      $12,155         21.55 %
     1983        13,875          16.31        14,567          23.01         14,896         22.55
     1984        12,881          -7.16        13,534          -7.09         15,831          6.28
     1985        16,077          24.81        18,271          35.00         20,861         31.77
     1986        17,873          11.17        20,312          11.17         24,760         18.69
------------------------------------------------------------------------------------------------
     1987        14,994         -16.11        20,826           2.53         26,057          5.24
     1988        18,181          21.26        24,485          17.57         30,365         16.53
     1989        27,017          48.60        33,755          37.86         39,966         31.62
     1990        28,098           4.00        36,013           6.69         38,731         -3.09
     1991        51,981          85.00        58,013          61.09         50,505         30.40
     1992        59,664          14.78        60,073           3.55         54,339          7.59
     1993        50,165         -15.92        59,021          -1.75         59,838         10.12
     1994        46,222          -7.86        57,404          -2.74         60,598          1.27
     1995        56,031          21.22        70,940          23.58         83,322         37.50
     1996        66,946          19.48        85,107          19.97        102,411         22.91
------------------------------------------------------------------------------------------------
     1997        95,451          42.58       112,384          32.05        136,544         33.33
     1998       125,337          31.31       151,875          35.14        175,528         28.55
     1999       174,494          39.22       207,158          36.40        212,318         20.96
     2000       207,822          19.10       243,701          17.64        193,019         -9.09
     2001       216,821           4.33       240,776          -1.20        170,069        -11.89

5    INVESTMENT RESULTS
--------------------------------------------------------------------------------
     General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $250,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1982 through 2001 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

     COMPARATIVE ANNUALIZED INVESTMENT RESULTS
-----------------------------------------------------
   YEARS ENDED   STOCKHOLDER    GAM NET     S&P 500
DECEMBER 31, 2001  RETURN     ASSET VALUE STOCK INDEX
------------------------------------------------------
     1 year          4.3 %      -1.2 %     -11.9 %
     5 years        26.5        23.1        10.7
    10 years        15.4        15.3        12.9
    15 years        18.1        17.9        13.7
    20 years        16.6        17.2        15.2

6 MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

                                                                    SHARES HELD
INCREASES                                            SHARES      DECEMBER 31,2001
--------------------------------------------------------------------------------
NEW POSITIONS
    AXT, Inc.                                         30,000         213,500 (a)
    Millennium Pharmaceuticals, Inc.                      -          120,000 (b)
    Newell Rubbermaid Inc.                                -          150,000 (b)

ADDITIONS
    Annuity and Life Re (Holdings), Ltd.              10,000         560,000
    Brooks Automation, Inc.                          100,000         275,000
    Golden West Financial Corporation                 40,000         525,000
    Health Net, Inc.                                 100,000         400,000
    IQE plc                                          196,000       2,646,000
    MedImmune, Inc.                                   25,000         264,000
    MetLife, Inc.                                     50,000         300,000
    Reinsurance Group of America, Incorporated        50,000         600,000
    Wind River Systems, Inc.                         189,500         339,500

DECREASES
--------------------------------------------------------------------------------
ELIMINATIONS
    AMR Corporation                                  500,000              -
    Brooktrout, Inc.                                 225,000              -
REDUCTIONS
    AmerUs Group Co.                                  20,000         300,000
    Annaly Mortgage Management, Inc.                  50,000         525,000
    BioReliance Corporation                           98,200         100,000
    The Boeing Company                                25,000         475,000
    Cisco Systems, Inc.                               25,000         535,000
    Coca-Cola Enterprises Inc.                       250,000         500,000
    Everest Re Group, Ltd.                            35,000         575,000
    First Midwest Bancorp, Inc.                       58,750         200,000 (c)
    The Home Depot, Inc.                             100,000       2,045,000
    IDEC Pharmaceuticals Corporation                  80,000         520,000
    John Hancock Financial Services, Inc.             20,000         440,000
    OSI Pharmaceuticals, Inc.                         30,000         150,000
    PartnerRe Ltd.                                    25,000         550,000
    PRI Automation, Inc.                             200,000         120,000
    Transatlantic Holdings, Inc.                       5,000         225,000
    Uniroyal Technology Corporation                  148,000         250,000

* Excludes transactions in Stocks-Miscellaneous-Other.
(a) Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(b) Shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(c) Includes shares received in conjunction with a stock split.

[CAPTION]

The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1982-2001. Amounts shown include payments made after year-end attributable to income and gain in each respective year.



DIVIDENDS PER COMMON SHARE (1982-2001)
---------------------------------------------

                       DIVIDEND FROM
                               LONG-TERM
   YEAR          INCOME#      CAPITAL GAINS
----------------------------------------------
   1982           $.36           $1.15
   1983            .67            2.38
   1984            .28            1.35
   1985            .47            1.07
   1986            .36            2.15
   1987            .35            1.54
   1988            .29            1.69
   1989            .23            1.56
   1990            .21            1.65
   1991            .09            3.07
   1992            .03            2.93
   1993            .06            2.34
   1994            .06            1.59
   1995            .13            2.77
   1996            .25            2.71
   1997            .21            2.95
   1998            .47            4.40
   1999           1.04            4.05
   2000           2.03            6.16
   2001           1.01            1.37

#Includes short-term capital gains per share which amounted to $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05 in 1996, $.62 in 1999, $1.55 in
2000 and $.64 in 2001.

7 TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

[CAPTION]
The statement of investments as of December 31, 2001, shown on pages 10 and 11 includes 59 stock issues. Listed here are the ten largest stock holdings on that date.

                                                                                                  % TOTAL
                                                                       SHARES         VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
THE HOME DEPOT, INC.                                                 2,045,000     $104,315,450       8.4%
The dominant company in home center retailing, Home Depot's
innovative merchandising, strong balance sheet and excellent management has enabled the Company to continue to gain
share in a fragmented industry.
------------------------------------------------------------------------------------------------------------

THE TJX COMPANIES, INC.                                              1,325,000       52,814,500       4.2
The leading off-price retailer, through divisions such as T.J. Maxx and Marshalls, of apparel and home fashions in the U.S. and
worldwide. TJX has expanded through acquisitions and internal growth, has achieved financial strength and is positioned for sustainable growth.
------------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                 575,000       40,652,500       3.3
The largest independent U.S. property/casualty reinsurer which generates annual premiums of $1.5 billion and has a high quality, well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent under-
writing discipline and efficient expense control, resulting in above-average earnings growth.
------------------------------------------------------------------------------------------------------------

IDEC PHARMACEUTICALS CORPORATION                                       520,000       35,843,600       2.9
A biopharmaceutical company which is committed to develop-
ing and commercializing effective treatments of selected cancers and autoimmune diseases. With proven products such as
Rituxan and a broad pipeline of product opportunities, IDEC is positioned for continued success.
------------------------------------------------------------------------------------------------------------

PFIZER INC.                                                            890,000       35,466,500       2.8
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.
The recent launch of several new products serving large markets and development of a pipeline rich with many promising drug
candidates position Pfizer for strong long-term growth.
------------------------------------------------------------------------------------------------------------

WAL-MART STORES, INC.                                                  570,000       32,803,500       2.6
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the world's largest retailer with ongoing growth opportunities in the U.S. and overseas.
------------------------------------------------------------------------------------------------------------

GOLDEN WEST FINANCIAL CORPORATION                                      525,000       30,896,250       2.5
A savings and loan holding company with $59 billion in assets headquartered in Oakland, CA. It has a strong, conservative
management with a high level of insider ownership.  Excellent asset quality, tight expense control and efficient capital manage-
ment help produce above-average earnings increases.
------------------------------------------------------------------------------------------------------------

COSTCO WHOLESALE CORPORATION                                           675,000       29,956,500       2.4
A growing chain of membership warehouses, located principally in the U.S., that sell high quality merchandise at competitive prices.  Earnings are generated from high sales volume, low
operating costs and rapid inventory turnover.
------------------------------------------------------------------------------------------------------------

PARTNERRE LTD.                                                         550,000       29,700,000       2.4
A leading global Bermuda-based multi-line reinsurer that generates annual premiums of $1.7 billion and has a well-capitalized and conservatively reserved AA balance sheet.  PartnerRe has a deep and talented staff and is well positioned to benefit from the strong industry pricing cycle.
------------------------------------------------------------------------------------------------------------

FORD MOTOR COMPANY                                                   1,700,500       26,731,860       2.1
A global manufacturer of automobiles, trucks and related parts.
The company provides financial services through its Ford Motor
Credit subsidiary and owns 81% of Hertz, the top car rental firm in the U.S.
------------------------------------------------------------------------------------------------------------
                                                                                   $419,180,660      33.6%
                                                                                  =============     ======

8 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  General American Investors

                                                                           DECEMBER 31,
                                                              --------------------------------------
                                                                     2001                 2000
ASSETS
----------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (note 1a)
   Common Stocks  (cost $461,130,422 and
      $457,376,112, respectively)                                 $  931,026,318    $ 1,005,549,350
   Corporate discount notes
      (cost $310,348,410 and $285,169,722, respectively)             310,348,410        285,169,722
                                                                  --------------    ---------------
                                                                   1,241,374,728      1,290,719,072
CASH, RECEIVABLES AND OTHER ASSETS
   Cash (including margin account balance of $20,966
      and $2,899,267, respectively)                                       40,931          3,112,551
   Receivable for securities sold                                      2,827,707            434,736
   Receivable from broker for proceeds on securities sold
     short                                                            23,334,454         67,808,111
   Dividends, interest and other receivables                           1,261,862          2,754,152
   Prepaid Expenses                                                    5,804,035          5,078,299
   Other                                                                 513,446            557,437
                                                                  --------------      -------------
TOTAL ASSETS                                                       1,275,157,163      1,370,464,358
                                                                  --------------      -------------

LIABILITIES
----------------------------------------------------------------------------------------------------

   Payable for securities purchased                                    1,318,500          3,921,101
   Preferred dividend accrued but not yet declared                       240,000            240,000
   Securities sold short, at value (proceeds $23,334,454
     and $67,808,111, respectively) (note 1a)                         15,758,350         50,811,910
   Accrued expenses and other liabilities                             10,310,593         10,451,884
                                                                   -------------       ------------
TOTAL LIABILITIES                                                     27,627,443         65,424,895
                                                                   -------------       ------------

NET ASSETS                                                        $1,247,529,720     $1,305,039,463
                                                                  ==============     ==============
NET ASSETS APPLICABLE TO PREFERRED STOCK AT A LIQUIDATION VALUE
  OF $25 PER SHARE                                                  $150,000,000       $150,000,000
                                                                    ============       ============
NET ASSETS APPLICABLE TO COMMON STOCK                             $1,097,529,720     $1,155,039,463
                                                                  ==============     ==============
NET ASSET VALUE PER COMMON SHARE                                          $35.14             $39.91
                                                                          ======             ======
NET ASSETS
---------------------------------------------------------------------------------------------------

   7.20% Tax-Advantaged Cumulative Preferred Stock, $1 par value
     (note 2) Authorized 10,000,000 shares; outstanding
      6,000,000 shares                                                $6,000,000         $6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding 31,231,563
      and 28,940,544 shares, respectively (exclusive of 9,400
      shares held in Treasury in 2000)                                31,231,563         28,940,544
   Additional paid-in capital ( note 2)                              723,414,981        645,307,453
   Undistributed realized gain on securities sold (note 2)             9,598,439         60,229,372
   Undistributed net income and distributions in excess of
      net income, respectively (note 2)                                   52,737          (367,345)
   Unallocated distributions on Preferred Stock                        (240,000)          (240,000)
   Unrealized appreciation on investments
      (including aggregate gross unrealized appreciation of
      $520,141,071 and $604,311,705, respectively)                   477,472,000        565,169,439
                                                                  --------------     --------------
TOTAL NET ASSETS                                                  $1,247,529,720     $1,305,039,463
                                                                  ==============     ==============

(see notes to financial statements)

9 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                           2001            2000
                                                                      -----------------------------
INCOME
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $55,790 and $71,050, respectively)                            $7,862,551       $7,646,236
   Interest                                                             15,201,651       17,819,536
   Other Income                                                            541,123          431,836
                                                                        ----------       ----------
TOTAL INCOME                                                            23,605,325       25,897,608
                                                                        ----------       ----------

EXPENSES
---------------------------------------------------------------------------------------------------

   Investment research                                                   7,145,088        8,031,203
   Administration and operations                                         2,656,023        2,710,018
   Office space and general                                                534,127          550,679
   Transfer agent, custodian and registrar fees and expenses               224,807          250,036
   Directors' fees and expenses                                            167,907          187,653
   Stockholders' meeting and reports                                       128,337          146,510
   Auditing and legal fees                                                 152,700          132,000
   Miscellaneous taxes                                                      83,931           83,979
                                                                        ----------       ----------
TOTAL EXPENSES                                                          11,092,920       12,092,078
                                                                        ----------       ----------
NET INVESTMENT INCOME                                                   12,512,405       13,805,530
                                                                        ----------       ----------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
---------------------------------------------------------------------------------------------------

   Net realized gain on investments:
       Long transactions                                                52,639,769      213,312,192
       Short sale transactions (note 1b)                                18,081,053        4,060,749
                                                                        ----------      -----------
   Net realized gain on investments (long-term, except for
       $15,679,190 and $43,284,041, respectively)                       70,720,822      217,372,941
   Net decrease in unrealized appreciation                             (87,697,439)     (45,048,910)
                                                                       -----------      -----------
NET GAIN (LOSS) ON INVESTMENTS                                         (16,976,617)     172,324,031
                                                                       -----------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            ($4,464,212)    $186,129,561
                                                                       ===========     ============
---------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED DECEMBER 31,
                                                                    -----------------------------
                                                                     2001                     2000
OPERATIONS
---------------------------------------------------------------------------------------------------
   Net investment income                                               $12,512,405     $13,805,530
   Net realized gain on sales of securities                             70,720,822     217,372,941
   Net decrease in unrealized appreciation                             (87,697,439)    (45,048,910)
                                                                       -----------     -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,464,212)    186,129,561
                                                                       ===========     ===========
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
---------------------------------------------------------------------------------------------------

   From net income, including short-term capital gain                   (2,311,200)     (3,074,400)
   From long-term capital gain                                          (8,488,800)     (7,725,600)
                                                                       -----------     -----------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                    (10,800,000)    (10,800,000)
                                                                       -----------     -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
---------------------------------------------------------------------------------------------------

   From net income, including short-term capital gain                  (26,369,696)    (60,132,212)
   From long-term capital gain                                         (96,274,382)   (151,138,654)
                                                                      ------------    ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                      (122,644,078)   (211,270,866)
                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------

   Value of Common Shares issued in payment of dividends (note 2)       81,091,222     136,477,203
   Cost of Common Shares purchased (note 2)                               (692,675)    (40,015,559)
                                                                       -----------     -----------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                           80,398,547      96,461,644
                                                                       -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS                                  (57,509,743)     60,520,339

NET ASSETS
-----------------------------------------------------------------------------------------------------

BEGINNING OF YEAR                                                    1,305,039,463   1,244,519,124
                                                                     -------------   -------------
END OF YEAR (including undistributed net income of $52,737 and
distributions in excess of net income of $367,345, respectively)    $1,247,529,720  $1,305,039,463
                                                                    ==============  ==============

(see notes to financial statements)

10  STATEMENT OF INVESTMENTS:DECEMBER 31, 2001
--------------------------------------------------------------------------------
    General American Investors

                          COMMON STOCKS
                          ------------------------------------------------------------------------------------
                          SHARES                                                                 VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.5%)  475,000 The Boeing Company                    (COST  $14,344,668)        $18,420,500
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        535,000 Cisco Systems, Inc. (a)                                            9,688,850
INFORMATION SERVICES      520,000 Cox Communications, Inc. Class A (a)                              21,793,200
(2.8%)                    180,000 NTL Incorporated (a)                                                 169,200
                          144,500 Wolters Kluwer NV-ADR                                              3,294,600
                                                                                                   -----------
                                                                         (COST  $9,681,525)         34,945,850
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         484,500 Oberthur Card Systems S.A. (a)                                     3,861,465
AND SYSTEMS (0.9%)        230,000 Viewpoint Corporation (a)                                          1,566,300
                          339,500 Wind River Systems, Inc. (a)                                       6,080,445
                                                                                                   -----------
                                                                        (COST  $15,966,968)         11,508,210
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         500,000 Coca-Cola Enterprises Inc.                                         9,470,000
AND SERVICES (4.8%)       275,000 Ethan Allen Interiors, Inc.                                       11,437,250
                        1,700,500 Ford Motor Company                                                26,731,860
                          150,000 Newell Rubbermaid Inc.                                             4,135,500
                          175,000 PepsiCo, Inc.                                                      8,520,750
                                                                                                   -----------
                                                                         (COST $53,064,273)         60,295,360
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.5%)        692,500 Molex Incorporated Class A             (COST $14,877,393)         18,732,125
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL
(INCLUDING SERVICES)
(0.7%)                    280,000 Waste Management, Inc.                  (COST $3,690,021)          8,934,800
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     195,000 American International Group, Inc.                                15,483,000
(23.4%)                   300,000 AmerUs Group Co.                                                  10,752,000
                          525,000 Annaly Mortgage Management, Inc.                                   8,400,000
                          560,000 Annuity and Life Re (Holdings), Ltd.                              14,061,600
                              315 Berkshire Hathaway Inc. Class A (a)                               23,814,000
                           78,912 Central Securities Corporation                                     1,997,263
                          575,000 Everest Re Group, Ltd.                                            40,652,500
                          200,000 First Midwest Bancorp, Inc.                                        5,838,000
                          525,000 Golden West Financial Corporation                                 30,896,250
                          440,000 John Hancock Financial Services, Inc.                             18,172,000
                          360,000 M&T Bank Corporation                                              26,226,000
                          300,000 MetLife, Inc.                                                      9,504,000
                          550,000 PartnerRe Ltd.                                                    29,700,000
                          600,000 Reinsurance Group of America, Incorporated                        19,968,000
                          260,000 SunTrust Banks, Inc.                                              16,302,000
                          225,000 Transatlantic Holdings, Inc.                                      20,475,000
                                                                                                  ------------
                                                                        (COST $113,945,775)        292,241,613
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
HEALTH CARE (14.0%)    PHARMACEUTICALS (11.9%)
                       ---------------------------------------------------------------------------------------
                          220,000 Alkermes, Inc. (a)                                                 5,799,200
                          425,000 Bristol-Myers Squibb Company                                      21,675,000
                          270,000 Genaera Corporation (a)                                            1,053,000
                          325,000 Genentech, Inc. (a)                                               17,631,250
                          520,000 IDEC Pharmaceuticals Corporation (a)                              35,843,600
                          155,000 Johnson & Johnson                                                  9,160,500
                          264,000 MedImmune, Inc. (a)                                               12,236,400
                          120,000 Millennium Pharmaceuticals, Inc. (a)                               2,941,200
                          150,000 OSI Pharmaceuticals, Inc. (a)                                      6,861,000
                          890,000 Pfizer Inc.                                                       35,466,500
                                                                                                  ------------
                                                                         (COST $66,166,567)        148,667,650
                                                                                                  ------------

                       MEDICAL INSTRUMENTS AND DEVICES (1.2%)
                       ---------------------------------------------------------------------------------------
                          290,000 Medtronic, Inc.                          (COST $862,614)          14,850,900
                                                                                                    ----------

                       HEALTH CARE SERVICES (0.9%)
                       ---------------------------------------------------------------------------------------
                          100,000 BioReliance Corporation (a)                                        2,853,000
                          400,000 Health Net, Inc. (a)                                               8,712,000
                                                                                                   -----------
                                                                          (COST $7,734,076)         11,565,000
                                                                                                   -----------
                                                                         (COST $74,763,257)        175,083,550
                                                                                                   ===========

--------------------------------------------------------------------------------
   General American Investors

                       COMMON STOCKS (Continued)
                       ---------------------------------------------------------------------------------------
                       SHARES                                                                   VALUE (NOTE 1a)
                       ---------------------------------------------------------------------------------------
MISCELLANEOUS (3.7%)              Other                                  (COST $56,000,845)        $46,057,135
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS
(INCLUDING SERVICES)
(0.8%)                    700,000 Repsol, S.A.-ADR                        (COST $8,236,884)         10,171,000
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
RETAIL TRADE (17.7%)      675,000 Costco Wholesale Corporation (a)                                  29,956,500
                        2,045,000 The Home Depot, Inc. (b)                                         104,315,450
                        1,325,000 The TJX Companies, Inc.                                           52,814,500
                          570,000 Wal-Mart Stores, Inc.                                             32,803,500
                                                                                                   -----------
                                                                         (COST $49,514,414)        219,889,950
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (2.5%)     213,500 AXT, Inc.(a)                                                       3,080,805
                          275,000 Brooks Automation, Inc. (a)                                       11,184,250
                          197,000 EMCORE Corporation (a)                                             2,649,650
                        2,646,000 IQE plc (a)                                                        6,747,300
                          120,000 PRI Automation, Inc. (a)                                           2,454,000
                          250,000 Uniroyal Technology Corporation (a)                                  800,000
                          380,000 Zarlink Semiconductor Inc. (a)                                     4,275,000
                                                                                                    ----------
                                                                         (COST $40,148,272)         31,191,005
--------------------------------------------------------------------------------------------------------------
SPECIAL HOLDINGS              (d) Sequoia Capital IV                                                     2,500
(a)(c)                    432,000 Silicon Genesis Corporation Series C Preferred                     3,006,720
(NOTE 5)(0.3%)            546,000 Standard MEMS, Inc. Series A Convertible Preferred                   546,000
                                                                                                    ----------
                                                                          (COST $6,896,127)          3,555,220(e)
                                                                                                    ----------


--------------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS (74.6%)           (COST $461,130,422)        931,026,318
--------------------------------------------------------------------------------------------------------------

                    SHORT-TERM SECURITIES AND OTHER ASSETS
                    ------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------
 $75,900,000           American Express Credit Corporation notes due 1/7-1/17/02; 1.78%-2.04%       75,704,672
  63,900,000           Ford Motor Credit Company notes due 1/3-2/7/02; 2.54%-2.95%                  63,654,297
  75,600,000           General Electric Capital Corp. notes due 1/8-1/29/02; 1.75%-1.93%            75,447,113
  66,400,000           General Motors Acceptance Corp. notes due 1/2-2/4/02; 2.40%-2.93%            66,144,778
  29,500,000           Sears Roebuck Acceptance Corp. notes due 1/22-1/31/02; 2.25%-2.90%           29,397,550
                                                                                                   -----------
                                                                        (COST $310,348,410)        310,348,410
    Cash, receivables and other assets, less liabilities                                             6,154,992
                                                                                                   -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (25.4%)               (COST $316,503,402)        316,503,402
                                                                                                --------------
NET ASSETS                                                              (COST $777,633,824)     $1,247,529,720
                                                                                                ==============

(a) Non-income producing security.                   .
(b) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
(c) Restricted security.
(d) A limited partnership interest
(e) Fair value of each holding in the opinion of the Directors.

                        STATEMENT OF SECURITIES SOLD SHORT:DECEMBER 31, 2001
                        --------------------------------------------------------------------------------------
                        General American Investors

                        COMMON STOCKS

     SHARES                                                                                     VALUE (NOTE 1a)
--------------------------------------------------------------------------------------------------------------
     338,000           Molex Incorporated                                                          $10,461,100
     175,000           Southwest Bancorporation of Texas, Inc.                                       5,297,250
                                                                                                   -----------
TOTAL SECURITIES SOLD SHORT                                          (PROCEEDS $23,334,454)        $15,758,350
                                                                                                   ===========

(see notes to financial statements)

12 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
   General American Investors

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year financial statement items have been reclassified to conform to the current year presentation.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuerunrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

--------------------------------------------------------------------------------
2.  CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.
     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.
     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.
     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during 2001 and 2000 were as follows:

                                                                  SHARES                       AMOUNT
------------------------------------------------------------------------------------------------------------------
                                                             2001        2000          2001            2000
------------------------------------------------------------------------------------------------------------------
      Shares issued in payment of dividends
         (includes 28,400 and 1,113,200 shares
         issued from Treasury, respectively)               2,310,019   3,738,367    $  2,310,019      $  3,738,367
      Increase in paid-in capital                                                     78,781,203       132,738,836
                                                                                    ------------      ------------
         Total increase                                                               81,091,222       136,477,203
                                                                                    ------------      ------------
      Shares purchased (at an average
         discount from net asset value of
         9.0% and 8.6%, respectively)                         19,000   1,017,200         (19,000)       (1,017,200)
      Decrease in paid-in capital                                                       (673,675)      (38,998,359)
                                                                                    ------------      ------------
         Total decrease                                                                 (692,675)      (40,015,559)
                                                                                    ------------      ------------
      Net increase                                                                   $80,398,547       $96,461,644
                                                                                    ============      ============

--------------------------------------------------------------------------------
   General American Investors

--------------------------------------------------------------------------------
2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS (Continued from bottom of previous page)

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income                     $5,926,412
               Undistributed long-term gain                       3,342,802
               Unrealized appreciation                          477,472,000
                                                               ------------
                                                               $486,741,214
                                                               ============
--------------------------------------------------------------------------------
3.  OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 2001 and 2000 to its officers amounted to $5,334,000 and $5,254,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.


--------------------------------------------------------------------------------
4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) during 2001 were as follows:

                                   PURCHASES        SALES
                                --------------  ------------
Long transactions               $217,712,654    $266,598,113
Short sale transactions           28,442,689       2,050,085
                                --------------  ------------
Total                           $246,155,343    $268,648,198
                                ==============  ============

December 31, 2001, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.




--------------------------------------------------------------------------------
5.  RESTRICTED SECURITIES

                                                        DATE                                 VALUE
                                                      ACQUIRED             COST            (NOTE 1a)
                                                     ----------           ------          ----------
   Sequoia Capital IV*                                  1/31/84           $886,407           $2,500
   Silicon Genesis Corporation Series C Preferred       2/16/01          3,006,720        3,006,720
   Standard MEMS, Inc. Series A Convertible Preferred  12/17/99          3,003,000          546,000
                                                                        ----------       ----------
   Total                                                                $6,896,127       $3,555,220
                                                                        ==========       ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

--------------------------------------------------------------------------------
6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $322,000 for 2001. Minimum rental commitments under the operating lease are approximately $403,000 in 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 in 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
7.  SUBSEQUENT EVENT

On January 16, 2002, the Board of Directors declared on the Common Stock a dividend of $9,369,469 from realized gains, including $3,435,472 from long-term capital gains and the balance from short-term gains (ordinary income). This dividend is payable in cash on February 11, 2002.



Unaudited
--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2001. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                            2001        2000        1999        1998             1997
---------------------------------------------------------------------------------------------------------
   PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year      $ 39.91     $ 41.74     $ 34.87    $ 29.15         $ 25.24
                                           -------     -------     -------    -------         -------
     Net investment income                     .41         .53         .45        .47             .21
     Net gain on securities - realized
       and unrealized                         (.66)       6.12       11.32       9.44            7.15
                                           -------     -------     -------    -------         -------
   Total from investment operations           (.25)       6.65       11.77       9.91            7.36
                                           -------     -------     -------    -------         -------

   Less distributions on:

     Common Stock:
       Dividends from investment income       (.88)(a)   (2.30)(b)    (.71)(c)   (.48)           (.26)(d)
       Distributions from capital gains      (3.28)      (5.78)      (3.77)     (3.24)          (3.19)
                                           -------     -------     -------    -------         -------
                                             (4.16)      (8.08)      (4.48)     (3.72)          (3.45)


     Preferred Stock:
       Dividends from investment income       (.07)(e)    (.11)(f)    (.07)(g)   (.03)             -
       Distributions from capital gains       (.29)       (.29)       (.35)      (.20)             -
       Unallocated                              -           -           -        (.01)             -
                                           -------     -------     -------    -------         -------
                                              (.36)       (.40)       (.42)      (.24)             -

   Total distributions                       (4.52)      (8.48)      (4.90)     (3.96)          (3.45)
                                           -------     -------     -------    -------         -------

   Capital Stock transaction -
     effect of Preferred Stock offering          -           -           -       (.23)             -
                                           -------     -------     -------    -------         -------

   Net asset value, end of year             $35.14     $ 39.91     $ 41.74    $ 34.87         $ 29.15
                                           =======     =======     =======    =======         =======
   Per share market value, end of year      $33.47     $ 36.00     $ 37.19    $ 30.44         $ 26.19
                                           =======     =======     =======    =======         =======



   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    4.33%      19.10%      39.22%     31.31%          42.58%

   RATIOS AND SUPPLEMENTAL DATA
   Total net assets, end of year
        (000's omitted)                 $1,247,530  $1,305,039  $1,244,519 $1,018,933        $702,597
   Net assets attributable to
       Common Stock, end of year
       (000's omitted)                  $1,097,530  $1,155,039  $1,094,519   $868,933        $702,597
   Ratio of expenses to average net
     assets applicable to Common Stock        1.02%       1.09%       1.01%      0.95%           0.98%
   Ratio of net income to average net
     assets applicable to Common Stock        1.15%       1.24%       1.23%      1.50%           0.80%
   Portfolio turnover rate                   23.81%      40.61%      33.68%     34.42%          32.45%

   PREFERRED STOCK
   Liquidation value, end of year
     (000's omitted)                      $150,000    $150,000    $150,000   $150,000            -
   Asset coverage                              832%        870%        830%       679%           -
   Liquidation preference per share         $25.00      $25.00      $25.00     $25.00            -
   Market value per share                   $25.90      $24.25      $21.75     $25.88            -

   (a) Includes short-term capital gain in the amount of $0.51 per share.
   (b) Includes short-term capital gain in the amount of $1.82 per share.
   (c) Includes short-term capital gain in the amount of $.29 per share.
   (d) Includes short-term capital gain in the amount of $.05 per share.
   (e) Includes short-term capital gain in the amount of $.04 per share.
   (f) Includes short-term capital gain in the amount of $.09 per share.
   (g) Includes short-term capital gain in the amount of $.03 per share.

15 REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
   General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of General American Investors Company, Inc. as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial state ments and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2001, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
January 15, 2002

OFFICERS
--------------------------------------------------------------------------------
Name (age)                      Position with Company     Name (age)              Position with Company
  Employee Since                  Since                     Employee Since          Since
----------------------------    ------------------------  ----------------------  ---------------------
Spencer Davidson (59)           President and Chief       Peter P. Donnelly (53)    Vice-President 1991
  1994                            Executive Officer         1974                      securities trader
                                  1995

Andrew V. Vindigni (42)         Vice-President 1995       Diane G. Radosti (49)     Treasurer 1990
  1988                            security analyst          1980                      corporate accounting
                                  (financial services                                 and financial reporting
                                  industry)

Eugene L. DeStaebler, Jr. (63)  Vice-President,           Carole Anne Clementi (55) Secretary 1994
  1975                            Administration 1978       1982                      shareholder relations
                                  operations and finance                              and office management

All officers serve for a term of one year and are elected by the board of directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on page 16.

SERVICE COMPANIES
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com

16 DIRECTORS
--------------------------------------------------------------------------------
  General American Investors

Name (age)                   Principal Occupation
Director Since               During Past 5 Years            Other Directorships and Affiliations
----------------------------------------------------------------------------------------------------

Independent ("disinterested") Directors
----------------------------------------------------------------------------------------------------
Lawrence B. Buttenwieser(70) Partner
Chairman of the Board        Rosenman & Colin LLP
  of Directors               (lawyers)
1967

Arthur G. Altschul, Jr. (37) Managing Member                Delta Opportunity Fund, Ltd., Director
1995                         Diaz & Altschul Group, LLC     Medicis Pharmaceutical Corporation,
                             (investments and securities)     Director
                                                            The Overbrook Foundation, Trustee

Lewis B. Cullman (83)        President                      Chess-in-the-Schools, Chairman,
1961                         Cullman Ventures LLC             Board of Trustees
                             (catalogs)                     Metropolitan Museum of Art, Trustee
                                                            Neurosciences Research Foundation, Trustee
                                                            The New York Botanical Garden, Senior
                                                              Vice Chairman, Board of Managers

Gerald M. Edelman (72)       Member and Chairman of the     Neurosciences Institute of the
1976                           Department of Neurobiology     Neurosciences Research Foundation, Director
                             The Scripps Research Institute   and President

John D. Gordan, III (56)     Partner
1986                         Morgan, Lewis & Bockius LLP
                             (lawyers)

Bill Green (72)              Corporate director and trustee ClientSoft, Inc., Director
1993                                                        Commercial Capital Corp., Director
                                                            Energy Answers Corporation, Director
                                                            New York City Housing Development
                                                              Corporation, Member and Vice Chair

Sidney R. Knafel (71)        Managing Partner               BioReliance Corporation, Chairman
1994                         SRK Management Company         IGENE Biotechnology, Inc., Director
                             (private investment company)   Insight Communications Company, Inc.,
                                                              Chairman
                                                            NTL Incorporated, Director
                                                            Source Media, Inc., Director

Richard R. Pivirotto (71)    President                      General Theological Seminary, Trustee
1971                         Richard R. Pivirotto Co., Inc. The Gillette Company, Director
                             (self-employed consultant)     The Greenwich Bank and Trust Company,
                                                              Director
                                                            Greenwich Hospital Corporation, Trustee
                                                            Immunomedics, Inc., Director
                                                            New York Life Insurance Company,
                                                              Director
                                                            Princeton University, Charter Trustee
                                                              Emeritus


Joseph T. Stewart, Jr. (72)  Corporate director and trustee Foundation of the University of
1987                                                          Medicine and Dentistry of New Jersey,
                                                              Trustee
                                                            Marine Biological Laboratory, Member,
                                                              Advisory Council

Raymond S. Troubh (75)       Financial Consultant           Ariad Pharmaceuticals, Inc., Director
1989                                                        Diamond Offshore Drilling, Inc., Director
                                                            Enron Corp., Director
                                                            Gentiva Health Services, Inc., Director
                                                            Health Net, Inc., Director
                                                            Hercules Incorporated, Director
                                                            Petrie Stores Liquidating Trust, Trustee
                                                            Starwood Hotels & Resorts, Trustee
                                                            Triarc Companies, Inc., Director
                                                            WHX Corporation, Director

Inside ("interested") Director
--------------------------------------------------------------------------------------------------------
Spencer Davidson (59)        President and Chief Executive  Medicis Pharmaceutical Corporation, Director
1995                           Officer                      Neurosciences Research Foundation, Trustee
                             General American Investors
                               Company, Inc. since 1995

All directors serve for a term of one year and are elected by stockholders at the time of the annual meeting on the second Wednesday in April. The address for each director is the Company's office.

--------------------------------------------------------------------------------
                      Arthur G. Altschul, Chairman Emeritus
                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus